Exhibit 99.1

Hertz Global Holdings Announces Proposed $750 Million Private Offering of Senior Notes by The Hertz Corporation
ESTERO, Fla., November 14, 2019 /PRNewswire/ -- Hertz Global Holdings, Inc. (NYSE: HTZ) (the “Company”) today announced that its wholly-owned subsidiary, The Hertz Corporation (“Hertz”), intends to offer $750 million aggregate principal amount of senior unsecured notes due 2028 (the “Notes”), subject to market and other conditions, in a private offering (the “Offering”) exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).
The Notes will pay interest semi-annually in arrears. The Notes are expected to be guaranteed on a senior unsecured basis by the domestic subsidiaries of Hertz that guarantee its senior credit facilities from time to time.
Hertz intends to use the proceeds from the issuance of the Notes, together with available cash (if necessary), to redeem an amount (including premium and accrued but unpaid interest thereon) of Hertz's 7.625% Senior Secured Second Priority Notes due 2022 (the “Senior Secured Second Priority Notes”) approximately equal to the net proceeds from the issuance of the Notes and pay premiums and accrued and unpaid interest in connection therewith and related transaction fees and expenses.
This press release does not constitute an offer to sell or the solicitation of an offer to buy any of the Notes (and the guarantees of the Notes) or any other securities, nor will there be any sale of the Notes (or any guarantees of the Notes) or any other securities in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction. The Notes (and the guarantees of the Notes) will be issued in reliance on the exemption from the registration requirements provided by Rule 144A under the Securities Act and, outside of the United States, only to non-U.S. investors pursuant to Regulation S under the Securities Act. None of the Notes (or the guarantees of the Notes) have been registered under the Securities Act or any state or other jurisdiction's securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state and other jurisdiction's securities laws.
This press release does not constitute a notice of redemption under the indenture governing the Senior Secured Second Priority Notes, nor an offer to tender for, or purchase, any Senior Secured Second Priority Notes or any other security. There can be no assurances that the conditions precedent to the redemption will be satisfied or that the redemption will occur.
ABOUT HERTZ
The Hertz Corporation, a subsidiary of Hertz Global Holdings, Inc., operates the Hertz, Dollar and Thrifty vehicle rental brands in approximately 10,200 company-owned, licensee and franchisee locations throughout North America, Europe, the Caribbean, Latin America, Africa, the Middle East, Asia, Australia and New Zealand. The Hertz Corporation is one of the largest worldwide vehicle rental companies. Product and service initiatives such as Hertz Gold Plus Rewards, Ultimate Choice, Carfirmations, Mobile Wi-Fi and unique vehicles offered through its specialty collections set Hertz apart from the competition. Additionally, The Hertz Corporation owns the vehicle leasing and fleet management leader Donlen Corporation, operates the Firefly vehicle rental brand and Hertz 24/7 car sharing business in international markets and sells vehicles through Hertz Car Sales.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Certain statements contained in this release include “forward-looking statements.” Forward-looking statements include information concerning the Company’s liquidity and its possible or assumed future results of operations, including descriptions of its business strategies. These statements often include words such as “believe,” “expect,” “project,” “potential,” “anticipate,” “intend,” “plan,” “estimate,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts” or similar expressions. These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perceptions of historical trends, current conditions, expected future developments and other factors it believes are appropriate in these circumstances. The Company believes these judgments are reasonable, but you should understand that these statements are not guarantees of performance or results, and the Company’s actual results could differ materially from those expressed in the forward-looking statements due to a variety of important factors, both positive and negative, that may be revised or supplemented in subsequent reports on Forms 10-K, 10-Q and 8-K filed or furnished to the Securities and Exchange Commission (the “SEC”).
Among other items, such factors could include: the levels of travel demand, particularly with respect to airline passenger traffic in the United States and in global markets; the effect of the Company’s separation of its vehicle and equipment rental businesses, any failure by Herc Holdings Inc. to comply with the agreements entered into in connection with the separation and the Company’s ability to obtain the expected benefits of the separation; significant changes in the competitive environment and the effect of competition in the Company’s markets on rental volume and pricing, including on the Company’s pricing policies or use of incentives; occurrences that disrupt rental activity during the Company’s peak periods; the Company’s ability to accurately estimate future levels of rental activity and adjust the number and mix of vehicles used in its rental operations accordingly; increased vehicle costs due to declines in the value of the Company’s non-program vehicles; the Company’s ability to maintain sufficient liquidity and the availability to it of additional or continued sources of financing for its revenue earning vehicles and to refinance its existing indebtedness; the Company’s ability to purchase adequate supplies of competitively priced vehicles and risks relating to increases in the cost of the vehicles it purchases; the Company’s ability to adequately respond to changes in technology and customer demands; the Company’s ability to retain customer loyalty and market share; the Company’s recognition of previously deferred tax gains on the disposition of revenue earning vehicles; an increase in the Company’s vehicle costs or disruption to its rental activity, particularly during its peak periods, due to safety recalls by the manufacturers of its vehicles; the Company’s access to third-party distribution channels and related prices, commission structures and transaction volumes; the Company’s ability to execute a business continuity plan; a major disruption in the Company’s communication or centralized information networks; a failure to maintain, upgrade and consolidate the Company’s information technology networks; financial instability of the manufacturers of the Company’s vehicles; any impact on the Company from the actions of its franchisees, dealers and independent contractors; the Company’s ability to sustain operations during adverse economic cycles and unfavorable external events (including war, terrorist acts, natural disasters and epidemic disease); shortages of fuel and increases or volatility in fuel costs; the Company’s ability to maintain favorable brand recognition and a coordinated branding and portfolio strategy; the Company’s ability to maintain an effective employee retention and talent management strategy and resulting changes in personnel and employee relations; costs and risks associated with litigation and investigations; risks related to the Company’s indebtedness, including its substantial amount of debt, its ability to incur substantially more debt, the fact that substantially all of its consolidated assets secure certain of its outstanding indebtedness and increases in interest rates or in its borrowing margins; the Company’s ability to meet the financial and other covenants contained in its senior credit facilities and letter of credit facility, its outstanding unsecured senior notes, its outstanding senior second priority secured notes and certain asset-backed and asset-based arrangements; changes in accounting principles, or their application or interpretation, and the Company’s ability to make accurate estimates and the assumptions underlying the estimates, which could have an effect on operating results; risks associated with operating in many different countries, including the risk of a violation or alleged violation of applicable anticorruption or antibribery laws and the Company’s ability to repatriate cash from non-U.S. affiliates without adverse tax consequences; the Company’s ability to prevent the misuse or theft of information it possesses, including as a result of cyber security breaches and other security threats; changes in the existing, or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations, such as the adoption of new regulations under the Tax Cuts and Jobs Act, where such actions may affect the Company’s operations, the cost thereof or applicable tax rates; risks relating to the Company’s deferred tax assets, including the risk of an “ownership change” under the Internal Revenue Code of 1986, as amended; the Company’s exposure to uninsured claims in excess of historical levels; fluctuations in interest rates and commodity prices; the Company’s exposure to fluctuations in foreign currency exchange rates and other risks and uncertainties described from time to time in periodic and current reports that the Company files with the SEC.
Additional information concerning these and other factors can be found in the Company’s filings with the SEC, including its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.
You should not place undue reliance on forward-looking statements. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

SOURCE Hertz Global Holdings, Inc.
For further information: Investor Relations: Leslie Hunziker, (239) 301-6800, investorrelations@hertz.com or Media: Hertz Media Relations, (239) 301-6300, mediarelations@hertz.com.